TRANSCRIPT – HIT in NYC Video (2024 Year-End Updates)

Gary LaBarbera, President, New York Building and Construction Trades Council:

When you think about the skyline and the iconic buildings in New York City, you could only think of the skilled men and women who actually built these buildings.

Nigel McKnight, Ironworker, Local 46:

Union craft is the best in New York City.

Tom Colavecchio, Project Engineer, Triton Construction:

It's a better oiled machine. The different trades work together, they coordinate together.

Gary LaBarbera:

But like in any other city, we're not without challenges.

Brad Lander, Comptroller, New York City:

Affordable housing and decent, affordable housing has been a New York City challenge for, you know, more than a century.

Erik Forman, HIT Director of Housing Policy:

The fact is there's enormous demand for affordable housing and it obviously can be done.

Text:

45,348 Housing Units Created or Preserved in NYC (91% affordable)

Vinny Alvarez, President, NYC Central Labor Council, HIT Trustee:

HIT has had a lot of success in New York City over the past 30 plus years.

Text:

$2.1 Billion Invested or Allocated in New York City

Erik Forman:

To build housing, you need land, you need labor, you need financing, and The Housing Investment Trust is connected to constituencies which can bring all of those elements together for a successful project.

Erik Forman:

It has always been the labor movement in New York City that has led the way in solving the housing crisis. In the early 1900s, it was a worker organization that built the first limited equity co-op housing. That model was taken by the unions and brought to scale from the mid-1920s until the mid-1970s.

Text: Co-op City ground-breaking

The Bronx, New York City 1966

Christopher Erikson, Business Manager, IBEW Local 3:

My grandfather, Harry Van Arsdale, Jr. instilled in me that the only purpose of the union is to serve the membership.

Text: Electchester Housing

Gilbert Medina, President, The Fourth Housing Corporation in Electchester:

The housing started by an idea from Harry Van Arsdale a previous Business Manager of Local 3.

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Erik Forman

and that legacy continues today with the work of the Housing Investment Trust.

Text: Penn South Cooperative

Text: Brooklyn Crossing

Brad Lander:

The AFL CIO Housing Investment trust is one of the investments that we are by far the most proud of. It creates and preserves affordable housing, and it creates good union jobs so that our economy thrives and that really is a win-win-win.

Gary LaBarbera:

When you have HIT investment in these projects, well then you know they're going to be built union.

Text: HIT project sign

Joe Azzopardi, Business Manager, Secretary Treasurer, District Council 9:

When they see the banner of the Housing Investment Trust in front of a building, it’s like having a union logo.

Vinny Alvarez:

It's benefiting not only those workers but it's benefiting the economy of New York City, too.

Text: Moda Apartments

Chris Erikson:

It is our pension dollars that are being invested and those dollars are being just rerouted right back into the projects.

Text:

HIT Fund

HIT Financing and Returns

Construction Projects

Union Wages

Pension

Text:

Why are you proud to be able to help people have a place to live?

Nigel McKnight:

Because that's the American way and I believe that everybody should have a piece of the pie, at the end of the day. But you've just got to work hard for it.

Joe Azzopardi:

We're keeping our legacy of union built this city, right. We have to. And having Housing Investment Trust being part of that is going to keep it going forward.

Text:

HIT’s New York City Impact

79 Projects

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$2.1 Billion Invested or Allocated

26.2 Million Hours of Union Construction Work

45,348 Units of Housing (91% Affordable)

$6.3 Billion Total Economic Impacts

Includes purchase of securities for the preservation of affordable housing.

Erik Forman:

What the Housing Investment Trust understands is that affordable housing is the foundation of a successful life.

Text:

HIT’s National Impact:

617 Projects

$11.1 Billion Invested or Allocated

210.4 Million Hours of Union Construction Work

240,484 Jobs Across Communities

130,433 Units of Housing (67% Affordable)

$48.2 Billion Total Economic Impacts

Text:

AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

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